Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 4, 2002


                                KOALA CORPORATION
                                -----------------
                              (Exact name of issuer
                          as specified in its charter)


         Colorado                     0-22464                   84-1238908
         --------                     -------                   ----------
(State or other jurisdiction        (Commission               (IRS  Employer
     of incorporation)               File Number)           Identification No.)




                 7881 South Wheeling Court, Englewood, CO 80112
                 ----------------------------------------------
                    (Address of principal executive offices)


                                 (303) 539-8300
                                 --------------
                         (Registrant's telephone number)


                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

ITEM 5.  OTHER EVENTS.

         Effective December 1, 2002, Michael C. Franson resigned as a director of Koala Corporation for personal reasons.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            KOALA CORPORATION


Date:  December 4, 2002

                               By:  /s/ Jeffrey L. Vigil
                                    -----------------------------
                                    Jeffrey L. Vigil
                                    Vice President Finance and Administration